Dana Coffield

President & CEO

2007 OGIS Small Cap

Oil & Gas Investment Symposium

February 7, 2007

Exhibit 99.1

This presentation material contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended.  The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements.
Although the company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties.  Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the
Securities and Exchange Commission.

Disclaimer

Gran Tierra Energy
International E & P Growth Story

International oil and gas exploration and production company

Publicly traded on the OTC Bulletin Board (GTRE.OB)

Initial focus on select countries in South America

Proven petroleum systems

Stable legal systems

Attractive fiscal environments

Continuous 2-stage strategy: acquire underdeveloped assets, create value by drilling

Balanced portfolio of production enhancement and exploration drilling opportunities

Lower risk, predictable production base and cash flow

Higher risk, higher reward, exploration upside

Initial acquisitions completed in 18 months

18 blocks in 3 countries (Argentina, Colombia and Peru)

Current production 1,300 b/d net after royalty (Jan 07 average)

Initial drilling underway

10 well drilling program, plus well workovers, planned through 2007

Management – Global Experience

Dana Coffield, PhD, President & CEO

Previously EnCana International and ARCO International

Martin Eden, CFO

Previously Artumas Group, Nexen, Ernst & Young

Max Wei, VP Operations

Previously EnCana International, Occidental

Rafael Orunesu, President, GTE Argentina

Previously Pluspetrol and YPF

Eddie Dyes, President, GTE Colombia

Previously Argosy Energy International

James Hart, Advisor, Business Development

Previously EnCana, Gulfstream Resources, Nexen

            Global experience and proven track record

shaded regions -  countries where management has
previously worked

Board of Directors – Proven Track
Record

Jeffrey Scott, Chairman

President, Postell Energy

Director, Saxon Energy Services

Walter Dawson

Founder and Director, Saxon Energy Services

Founder, Enserco Energy Services

Founder, CEO & Director, Computalog Gearhart

Verne Johnson

Director, Harvest Energy Trust

CEO & Director, ELAN Energy

Director, Fort Chicago Energy Partners LP

Nadine Smith

Director, UTI Patterson

Director, American Retirement

Dana Coffield

James Hart

Stage 1 – Acquisitions

January 2005

Predecessor company Gran Tierra Energy Inc. incorporated in Alberta, Canada

May 2005

Current management team installed

September 2005

Inaugural Argentina acquisition, Noroeste Basin assets

November 2005

Reverse merger with NASD OTC Bulletin Board company; subsequently renamed
Gran Tierra Energy Inc.

June 2006

Acquisition of Argosy Energy International, Colombia

June 2006

Farm-in/acquisition of Vinalar Block, Noroeste Basin, Argentina

November/December 2006

Acquisition of CGC assets in the Noroeste Basin, Argentina; addition of two exploration licenses in Peru

Current Operations

Calgary

9 office staff

Colombia

Working interests in 8 E&P Contracts, 2 producing

All operated by Gran Tierra

Approximately 600 b/d, 6 producing fields (Jan, 2007)

871,163 gross acres (331,346 net), 12 prospects + 11 leads
identified

21 office staff, 95 field personnel

Argentina

Working interests in 8 E&P Contracts, 4 producing

All operated by Gran Tierra except one

Approximately 700 b/d, 9 producing fields (Jan, 2007)

1,930,140 gross acres (1,488,316 net), 9 prospects + 18 leads identified

14 office staff, 13 field personnel

Peru

2 exploration licenses, both operated by Gran Tierra

3,436,247 gross/net acres, frontier exploration

Argentina

exploration & production

Colombia

exploration & production

Peru

exploration

Calgary

corporate office

New York

OTCBB – GTRE.OB

Argentina – Noroeste Basin

Gran Tierra lands

14% Palmar Largo (Pluspetrol Operator,
YPF, CGC); light oil production

50% Vinalar (Gran Tierra technical
Operator); light oil production

100% Chivil (GTRE Operator);
light oil producing

100% Nacatimbay (GTRE Operator);
gas production

100% Ipaguazu (GTRE Operator);
shut-in oil

93.18% Valle Morado (GTRE Operator);
gas/condensate

100% Santa Victoria (GTRE Operator);
exploration

100% Surubi (GTRE Operator);
exploration

Reserve and production base in
basin with significant growth
opportunity

Limited exploration since early
1990’s

1,930,140 gross acres, 12 prospects
and 23 leads identified

            Gran Tierra lands highlighted in yellow.  Other licenses in grey. Green dots are producing oil fields, red dots are producing gas/condensate fields.

Ipaguazu

Valle Morado

Santa Victoria

Tartagal Oeste

(Palmar Largo)

Surubi

El Vinalar

Chivil

Nacatimbay

Balbuena Este

(Palmar Largo)

Palmar Largo

WI

Operator

Proved

Reserves

(MBoe)

Production

(Bbls/d)

Santana

35.0%

Ecopetrol

2,032.0

607.0

Guayuyaco

35.0

Solana

773.0

353.0

Rio Magdalena

50.0

BT Operating

Talora Block

20.0

PEI

Chaza Block

50.0

Solana

  Total

2,805.0

960

.0

Note:

Conventional 6:1 Mcf to Boe conversion ratio used.

Colombia

Gran Tierra operator of all properties

Putumayo Basin

35% Santana; light oil production

35% Guayuyaco; light oil production

80% Azar; exploration

50% Chaza; exploration

15% Mecaya; exploration

Magdalena Basin

100% Rio Magdalena; exploration

20% Talora; exploration

Llanos Basin

15% Primavera; exploration

Reserve and production base in
country with significant growth
opportunity

Basins with prolific petroleum
systems, underexplored

871,163 gross acres (331,346 net),
12 prospects and 11 leads identified

Magdalena
Basin

Putumayo
Basin

Llanos

Basin

            Gran Tierra lands highlighted in yellow.  Other licenses in grey. Green dots are producing oil fields.

Mecaya

Chaza

Santana

Azar

Guayuyaco

Bogotá

Talora

Rio Mag.

Primavera

Peru – Marañon Basin

Block 122

100% Gran Tierra; oil exploration

1,217,735 acres

Block 128

100% Gran Tierra; oil exploration

2,218,512 acres

Commitments

4 exploration periods over 7 years

$5 million includes studies, seismic
acquisition and drilling one
well/block

Exploitation period of 30 years

Frontier exploration on flank of
‘foreland basin’ with prolific
petroleum system; analogous to
North Slope of Alaska or
Western Canadian Basin

            Gran Tierra lands highlighted in yellow.  Other licenses in grey. Green dots are producing oil fields.

Block 122

Block 128

Iquitos

Marañon Basin

>1 BBO recoverable

Financial Snapshot

September 30, 2006; $million

Revenue $8.55

Cash Flow $2.22

Acquisitions $38.21

Capex $6.00

Working capital $29.8

Earnings per share (0.03)

Public Financings

$12 million  $0.80/share; acquisition financing

$75 million @$1.50/share; acquisition financing

Finalizing $50 million credit facility (Standard Bank)

$7 million initial borrowing base

Basic 95.5 million shares

132.6 million fully diluted

Directors and officers 17.13%

Blocks
0
2
4
6
8
10
12
14
16
18
20
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
Argentina
Colombia
Peru

Acres
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
Colombia
Peru

Growth - Land

18 blocks in 3 countries

Argentina, Colombia and Peru

6.2 MM gross acres

5.3 MM net acres

Majority operated by Gran Tierra

2005

2006

Forecast

1Q07

2006

2005

Forecast

1Q07

Net after Royalty
BOPD
1400
1200
1000
800
600
400
200
0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
Argentina
Colombia

Growth - Production

2006

2005

Forecast

1Q07

timing	block	well	country	WI	schedule
07	Vinalar	Puesto Climaco	Arg	50%	on production
07	Talora	Laura	Col	20%	D &A
07	Rio Magdalena	Caneyes	Col	70%	drilling
07	Primavera	Capibara	Col	15%	mobilizing
07	Primavera	Cachapa	Col	15%	mobilizing
07	Guayuyaco	Juanambu	Col	35%	rigging up
07	Chaza	Costayaco	Col	50%	scheduled
07	Talora	Piedra	Col	20%	planning
07	Surubi	Proa	Arg	40%	planning
07	Guayuyaco	Floresta	Col	35%	planning
07	Mecaya	workover	Col	15%	planning

unrisked potential	22,640 gross mbbl
	8,928 net mbbl
risked potential	2,896 net mbbl
capex Budget - 2007	$13,519 thousand
finding cost	$4.67 /bbl
risked production add	1,587 b/d

Stage 2 – Value Creation (Drilling)

2007 work program, 10 wells plus workovers

2.9 mmbbl net risked resource potential, 1,587 b/d net risked production add (fully developed)

Finding cost $4.67/bbl risked

Gran Tierra - Growth

Stage 1 – Completed (acquisitions)

Established South American platform in 18 months (Colombia, Argentina, Peru)

18 blocks, 6.2 MM gross acres, approximately 1,000 b/d net after royalty

Stage 2 – Initiated; value creation with the drill-bit

300 b/d net after royalty added in January, 2007

10 wells plus variety of workovers planned in 2007

2.9 mmbbl net risked resource potential, 1,587 bopd net risked production add

Stage 3 – Development/Rationalization/Strategic Acquisitions

Expand existing land, reserves and production platforms

Stage 4 – New Ventures

Replicate business model in other select international arenas

Building a substantial international E&P Company